UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2008

LARGO VISTA GROUP, LTD.
(Exact name of Registrant as specified in its charter)

Nevada	000-30426	76-0434540
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4570 Campus Drive
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 252-2180

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure

    By letters dated April 8, 2008, Largo Vista Group Ltd., Shan Deng and Albert Figueroa, were each informed that the Pacific Regional Office of the Commission has completed its investigation and that it does not intend to recommend any enforcement action by the Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.01	Letter from Pacific Regional Office dated April 8, 2008 as to Largo Vista Group Ltd. and Shan Deng.

99.02	Letter from Pacific Regional Office dated April 8, 2008 as to Albert Figueroa.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LARGO VISTA GROUP LTD.

Dated: April 10, 2008	By:	/s/ Shan Deng
Chief Executive Officer